UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 16, 2016

PDL BioPharma, Inc.

(Exact name of Company as specified in its charter)

000-19756
(Commission File Number)

Delaware	94-3023969
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

932 Southwood Boulevard
Incline Village, Nevada 89451
(Address of principal executive offices, with zip code)

(775) 832-8500
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On November 16, 2016, PDL BioPharma, Inc. (the Company) entered into an underwriting agreement (the Underwriting Agreement) with RBC Capital Markets, LLC (RBC), relating to the issuance and sale of $150,000,000 aggregate principal amount of the Company’s 2.75% Convertible Senior Notes due 2021 (or $172,500,000 if the Underwriters exercise their overallotment option in full) (the Notes). Under the terms of the Underwriting Agreement, the Company granted the Underwriters an option to purchase within a period of 13 days from, and including, the date the notes are first issued, up to an additional $22,500,000 principal amount of the Notes solely to cover over-allotments, if any.

The offering was made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-211970), which became effective on June 28, 2016, as supplemented by the preliminary prospectus supplement filed with the Securities and Exchange Commission (the Commission) on November 15, 2016, and the prospectus supplement filed with the Commission on November 18, 2016.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company. Under the terms of the Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain liabilities.

The description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement attached as Exhibit 1.1 to this Current Report and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On November 16, 2016, in connection with the Underwriting Agreement and the offering of the Notes, the Company entered into a capped call transaction with Royal Bank of Canada, an affiliate of RBC (the “Counterparty”). The capped call transaction covers, subject to customary anti-dilution adjustments, the number of shares of the Company’s common stock that will initially underlie the Notes. The capped call transaction is intended to reduce the dilutive impact of the conversion feature of the Notes on the Company’s outstanding shares of common stock and/or offset any cash payments the Company will be required to make in excess of the principal amount, upon any conversion of the Notes, with such reduction and/or offset subject to a cap.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement among the Company and RBC Capital Markets, LLC, as Representative to the Underwriters, dated November 16, 2016

5.1	Opinion of Gibson, Dunn & Crutcher LLP, dated November 22, 2016

23.1	Consent of Gibson, Dunn & Crutcher LLP (included as part of exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDL BIOPHARMA, INC.
(Company)

By:	/s/ Peter S. Garcia
Peter S. Garcia
Vice President and Chief Financial Officer

Dated: November 22, 2016

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement among the Company and RBC Capital Markets, LLC, as Representative to the Underwriters, dated November 16, 2016

5.1	Opinion of Gibson, Dunn & Crutcher LLP, dated November 22, 2016

23.1	Consent of Gibson, Dunn & Crutcher LLP (included as part of exhibit 5.1)